EXHIBIT (i)(2)


                               CONSENT OF COUNSEL

     I consent to the incorporation by reference in this Post-Effective Amendment No. 54 to the Registration Statement of Eaton Vance Income Fund of Boston (1933 Act File No. 02-42722) of my opinion dated April 12, 2002, which was filed as Exhibit (i) to Post-Effective Amendment No. 52.


                                      /s/ James M. Wall
                                      -----------------------
                                      James M. Wall, Esq.


January 27, 2003
Boston, Massachusetts